ATP                                                                 Exhibit 4.1

              AZTEC TECHNOLOGY PARTNERS, INC.                 CUSIP 05480L 10 1
    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      COMMON STOCK
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE OF

                  AZTEC TECHNOLOGY PARTNERS, INC.

(the Corporation ) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation of the Corporation and all amendments thereto.

    This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                             AZTEC TECHNOLOGY PARTNERS, INC.
                                     CORPORATE
                                        SEAL
                                        1998
                                      DELAWARE


Countersigned and Registered:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
                   Transfer Agent and Registrar

By

                           Authorized Signature



                         AMERICAN BANK NOTE COMPANY
                            680 BLAIR MILL ROAD
                             HORSHAM, PA 19044
                                (215)657-3480
                      SALES: J. NAPOLITANO: 212-557-9100
                     /NET/BANKNOTE/HOME49/AZTECH556217

             PRODUCTION COORDINATOR: BELINDA BAECK: 215-830-2198
                            PROOF OF APRIL 29, 1998
                         AZTEC CONSULTING, INC.
                                 H56217 face
                         OPERATOR:                      lr/mt/KOSHY
                              rev 2




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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT-    Custodian
TEN ENT -- as tenants by the entireties                       -----        ----
JT TEN  -- as joint tenants with right of                     (Cust)     (Minor)
           survivorship and not as tenants         under Uniform Gifts to Minors
           in common                               Act
                                                        ----------------
                                                             (State)

       Additional abbreviations may also be used though not in the above list.

For Value Received,               hereby sell, assign and transfer unto
                   --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/                                    /

-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
      ---------------------

         ------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


-----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



                         AMERICAN BANK NOTE COMPANY
                            680 BLAIR MILL ROAD
                             HORSHAM, PA 19044
                                (215)657-3480
                      SALES: J. NAPOLITANO: 212-557-9100
                     /NET/BANKNOTE/HOME49/AZTEC H56217

             PRODUCTION COORDINATOR: BELINDA BAECK: 215-830-2198
                            PROOF OF APRIL 13, 1998
                         AZTEC CONSULTING, INC.
                                 H56217back
                         OPERATOR:                      new